Thrivent Series Fund, Inc.

Supplement to the Prospectus and Summary Prospectus

dated April 30, 2018

with respect to

Thrivent Growth and Income Plus Portfolio

Contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) recently approved the merger of the Target Portfolio into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio and the Target Portfolio will dissolve. Following the closing of the merger, all references to the Target Portfolio will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus or Summary Prospectus.

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